[LOGO] NYSERDA  New York State Energy Research and Development Authority
                                                     William R. Howell, Chairman
                                                 F. William Valentino, President
    Corporate Plaza West, 286 Washington Avenue Extension, Albany, NY 12203-6399
                  (518) 862-1090 * Fax: (518) 862-1091 * http://www.nyserda.org/


February 3, 1999

Mr. Andrew Mazzone, President
Thermaltec International Corporation
68A Lamar Street
West Babylon, New York 11704

SUBJECT: AGREEMENT NO. 4104 -IABR-IA-96
         -- Demonstration of an Innovative Chrome Plating Process Alternative

Dear Mr. Mazzone:

Enclosed for your records, is a fully-executed copy of the above referenced Modification.

You are reminded that changes to any aspect of this Modification Trust be authorized by the appropriate NYSERDA representative. All modifications and approvals must be processed in writing and signed by NYSERDA'S Vice President & Treasurer. Any action taken by any person other than those identified in the Agreement must be taken at the Contractor's own risk.

Very truly yours,

/s/ Gary Turnbull

Gary Turnbull
Contract Administrator

cc: B. Reinhardt
    T. Collins
    File

        [LOGO] NYSERDA  New York State Energy Research and Development Authority
                                                     William R. Howell, Chairman
                                                 F. William Valentino, President
    Corporate Plaza West, 286 Washington Avenue Extension, Albany, NY 12203-6399
                  (518) 862-1090 * Fax: (518) 862-1091 * http://www.nyserda.org/


January 19, 1999

Mr. Andrew Mazzone, President
Thermaltec International Corporation
68A Lamar Street
West Babylon, New York 11704

SUBJECT: AGREEMENT NO. 4104 -IABR-IA-96
         -- Demonstration of an Innovative Chrome Plating Process Alternative

Dear Mr. Mazzone:

Reference is made to the Agreement between us dated March 11, 1996 ("the Agreement"), wherein the following changes are hereby incorporated:

1. Agreement, upper right-hand corner, Amount. Delete the amount "$247,993" and Substitute the amount "$336,594."

2. Article IV, Compensation, Section 4.01, Cost-Sharing. Delete the amount "$247,993" and Substitute the amount "$336,594."

3.   Article IV, Compensation, Section 4.04, Final Payment. Revise as follows:

     o    Delete the date "September 1, 1998" and Substitute the date "June 1,
          2000."

     o    Delete the amount "$247,993" and Substitute the amount "$336,594."

4. Article IV, Compensation, Section 4.07, Maximum Commitment. Delete the amount "$247,993" and Substitute the amount "$336,594."

5. Exhibit A, Statement of Work, Budget, and Schedule. Add the attached "Exhibit A-1, Statement of Work, Budget, and Schedule."

No other provision of this Agreement is otherwise modified or changed.

The parties hereto do hereby indicate their acceptance of and agreement to the foregoing by causing their duly authorized representatives to execute this Modification No. 1 in the respective spaces provided below.

THERMALTEC INTERNATIONAL                NEW YORK STATE ENERGY RESEARCH
CORPORATION                             AND DEVELOPMENT AUTHORITY


By /s/ Andrew B. Mazzone                By /s/ Jean M. Woodard
   ----------------------------            ----------------------------
Name ANDREW B. MAZZONE                       Jean M. Woodard
   ----------------------------              Vice President and Treasurer
Title  PRESIDENT
   ----------------------------


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